EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Gilman + Ciocia, Inc. (the "Company") for the fiscal year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, Michael Ryan, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:   /s/ Michael Ryan
      --------------------------
Name: Michael Ryan
      Chief Executive Officer

Date: October 5, 2007